                                                                    Exhibit 99.1

         Set forth below is information regarding the installment contracts and installment loan agreements transferred to the Trust on August 11, 2000. The information below includes the Subsequent Contracts described in the Prospectus Supplement dated August 8, 2000 to the Prospectus dated August 8, 2000. Unless otherwise defined herein, the capitalized terms have the meanings set forth in the Prospectus Supplement.

         Due to rounding, the percentages in the following tables may not sum to 100%.

         The table below describes characteristics of the combined contracts as of the cut-off date. The geographical distribution of the combined contracts obligors is based on the obligor's billing address.

             Geographical Distribution of Initial Contract Obligors


                                                Aggregate
                                            Principal Balance % of Contract Pool
                               Number of       Outstanding      by Outstanding
                            Contracts as of    as of Cut-     Principal Balance
State                        Cut-off Date       off Date      as of Cut-off Date
-----                       --------------- ----------------- ------------------
Alabama....................      1,641     $   52,831,517.84          4.23%
Arizona....................        678         36,242,161.37          2.90
Arkansas...................        634         21,874,021.57          1.75
California.................      1,226         60,950,759.28          4.88
Colorado...................        642         33,890,439.61          2.71
Connecticut................         19            630,578.86          0.05
Delaware...................        145          7,170,217.29          0.57
District of Columbia.......          2            144,397.85          0.01
Florida....................      1,285         57,957,952.84          4.64
Georgia....................      1,309         55,391,029.60          4.43
Idaho......................        130          7,635,061.46          0.61
Illinois...................        426         13,382,387.04          1.07
Indiana....................      1,075         54,509,493.19          4.36
Iowa.......................        392         11,907,049.62          0.95
Kansas.....................        285          9,315,012.28          0.75
Kentucky...................        903         41,974,546.70          3.36
Louisiana..................        591         19,133,648.49          1.53
Maine......................        277         15,235,017.21          1.22
Maryland...................         99          3,300,344.17          0.26
Massachusetts..............         35          1,311,114.28          0.10
Michigan...................      1,564         71,594,236.63          5.73
Minnesota..................        392         10,868,847.19          0.87
Mississippi................        630         22,921,374.89          1.83
Missouri...................        692         22,038,302.21          1.76
Montana....................        183          8,036,404.36          0.64
Nebraska...................        104          3,128,119.52          0.25
Nevada.....................        308         18,448,197.56          1.48
New Hampshire..............        238         10,955,279.43          0.88
New Jersey.................         16            660,444.41          0.05
New Mexico.................        540         22,497,480.96          1.80
New York...................        619         27,589,811.48          2.21
North Carolina.............      1,731         87,991,773.73          7.04
North Dakota...............        131          3,860,705.08          0.31
Ohio.......................        767         32,062,286.57          2.57
Oklahoma...................        621         22,650,252.26          1.81
Oregon.....................        320         22,284,292.59          1.78
Pennsylvania...............        712         29,456,298.67          2.36
Rhode Island...............         12            370,683.59          0.03
South Carolina.............      1,080         42,594,453.72          3.41
South Dakota...............        236          8,023,707.93          0.64
Tennessee..................        937         36,853,992.45          2.95
Texas......................      3,083        131,053,539.08         10.48
Utah.......................        138          7,277,736.47          0.58
Vermont....................        100          5,164,543.83          0.41
Virginia...................        526         22,822,858.33          1.83
Washington.................        567         41,027,680.27          3.28
West Virginia..............        366         14,382,693.60          1.15
Wisconsin..................        286          9,650,891.25          0.77
Wyoming....................        173          8,945,914.45          0.72
                                ------     -----------------        ------
  Total....................     28,866     $1,249,999,553.06        100.00%
                                ======     =================        ======

                   Years of Origination of Combined Contracts


                           Number of       Aggregate      % of Contract Pool by
                           Contracts   Principal Balance  Outstanding Principal
                             as of        Outstanding         Balance as of
Year of Origination       Cut-off Date as of Cut-off Date     Cut-off Date
-------------------       ------------ ------------------ ---------------------
1981.....................          3   $       16,466.93              *%
1982.....................          *                   *              *
1983.....................          1           11,975.09              *
1984.....................          4           64,586.59           0.01
1985.....................          2            3,026.42              *
1986.....................         17           61,375.06              *
1987.....................         32          241,077.70           0.02
1988.....................         43          543,982.05           0.04
1989.....................         11          120,762.27           0.01
1990.....................          3           33,606.04              *
1991.....................         11          136,030.54           0.01
1992.....................         18          199,170.66           0.02
1993.....................          2           25,732.30              *
1994.....................          2           65,911.60           0.01
1995.....................          7           96,797.61           0.01
1996.....................          3           91,517.40           0.01
1997.....................          8          156,950.74           0.01
1998.....................         33        2,010,153.81           0.16
1999.....................      1,196       97,381,350.00           7.79
2000.....................     27,470    1,148,739,080.25          91.90
                              ------   -----------------         ------
   Total.................     28,866   $1,249,999,553.06         100.00%
                              ======   =================         ======
--------
* Indicates an amount greater than zero but less than .005% of the aggregate principal balance of the combined contracts as of the cut-off date.

                   Distribution of Original Contract Amounts


                            Number of       Aggregate      % of Contract Pool by
                            Contracts   Principal Balance  Outstanding Principal
 Original Contract           as of        Outstanding         Balance as of
Amount (in Dollars)       Cut-off Date as of Cut-off Date     Cut-off Date
-------------------       ------------ ------------------ ---------------------
Less than $10,000.......     1,145     $    8,874,986.51           0.71%
Between $10,000 and
 $19,999................     4,367         66,049,419.12           5.28
Between $20,000 and
 $29,999................     5,788        144,508,724.30          11.56
Between $30,000 and
 $39,999................     4,943        171,227,008.90          13.70
Between $40,000 and
 $49,999................     3,372        150,430,134.44          12.04
Between $50,000 and
 $59,999................     2,629        144,088,287.15          11.53
Between $60,000 and
 $69,999................     2,098        135,567,896.27          10.85
Between $70,000 and
 $79,999................     1,293         96,721,144.04           7.74
Between $80,000 and
 $89,999................     1,048         88,657,969.92           7.09
Between $90,000 and
 $99,999................       722         68,359,708.34           5.47
Between $100,000 and
 $109,999...............       545         56,952,449.00           4.56
Between $110,000 and
 $119,999...............       375         42,937,425.21           3.43
Between $120,000 and
 $129,999...............       223         27,776,238.06           2.22
Between $130,000 and
 $139,999...............       123         16,524,093.86           1.32
Between $140,000 and
 $149,999...............        83         12,018,140.90           0.96
Between $150,000 and
 $159,999...............        40          6,198,866.83           0.50
Between $160,000 and
 $169,999...............        23          3,763,422.95           0.30
Between $170,000 and
 $179,999...............        20          3,478,652.51           0.28
Between $180,000 and
 $189,999...............        11          2,023,535.22           0.16
Between $190,000 and
 $199,999...............         6          1,175,743.70           0.09
Between $200,000 and
 $209,999...............         3            615,323.19           0.05
Between $210,000 and
 $219,999...............         3            645,046.19           0.05
Between $220,000 and
 $229,999...............         4            901,405.63           0.07
Between $230,000 and
 $239,999...............         1            235,795.54           0.02
Between $240,000 and
 $249,999...............         0                  0.00           0.00
Between $250,000 and
 $259,999...............         0                  0.00           0.00
Between $260,000 and
 $269,999...............         1            268,135.28           0.02
                            ------     -----------------         ------
   Total................    28,866     $1,249,999,553.06         100.00%
                            ======     =================         ======

     The largest original contract amount is $268,135.28, which represents 0.02% of the aggregate principal balance of the contracts as of the cut-off date.

       Distribution of Original Loan-to-Value Ratios of Combined Contracts

     The method of calculating loan-to-value ratios is described in the prospectus.


                            Number of       Aggregate      % of Contract Pool by
                            Contracts   Principal Balance  Outstanding Principal
                             as of        Outstanding         Balance as of
Loan-to-Value Ratio       Cut-off Date as of Cut-off Date     Cut-off Date
-------------------       ------------ ------------------ ---------------------
 0.01% to   5.00% .......          7    $      444,273.68           0.04%
 5.01% to  10.00% .......          9           547,474.04           0.04
10.01% to  15.00% .......         16           445,936.77           0.04
15.01% to  20.00% .......         22           799,401.39           0.06
20.01% to  25.00% .......         26           567,896.01           0.05
25.01% to  30.00% .......         65         1,812,195.15           0.14
30.01% to  35.00% .......         77         2,119,902.78           0.17
35.01% to  40.00% .......         82         2,618,349.26           0.21
40.01% to  45.00% .......        111         3,746,628.63           0.30
45.01% to  50.00% .......        188         6,891,257.52           0.55
50.01% to  55.00% .......        188         7,136,790.57           0.57
55.01% to  60.00% .......        284        10,095,530.85           0.81
60.01% to  65.00% .......        342        15,879,320.21           1.27
65.01% to  70.00% .......        475        22,432,505.60           1.79
70.01% to  75.00% .......        697        35,584,811.53           2.85
75.01% to  80.00% .......      2,312       103,184,963.92           8.25
80.01% to  85.00% .......      1,829        89,294,770.49           7.14
85.01% to  90.00% .......      7,783       376,716,324.15          30.14
90.01% to  95.00% .......      9,212       409,018,043.75          32.72
95.01% to 100.00% .......      5,141       160,663,176.76          12.85
                              ------    -----------------         ------
      Total .............     28,866    $1,249,999,553.06         100.00%
                              ======    =================         ======

                             Combined Contract Rates


                            Number of       Aggregate      % of Contract Pool by
                            Contracts   Principal Balance  Outstanding Principal
Range of Contracts by        as of        Outstanding         Balance as of
Contract Rate             Cut-off Date as of Cut-off Date     Cut-off Date
---------------------     ------------ ------------------ ---------------------
Less than 5.000%........         1     $      172,822.55           0.02%
5.000% to 5.999%........         4            501,668.23           0.04
6.000% to 6.999%........        30          3,172,061.85           0.25
7.000% to 7.999%........       661         57,985,895.48           4.64
8.000% to 8.999%........     2,525        217,503,899.55          17.40
9.000% to 9.999%........     1,569        127,161,467.71          10.17
10.000% to 10.999%......     1,550         97,942,866.37           7.84
11.000% to 11.999%......     2,962        153,631,222.46          12.29
12.000% to 12.999%......     3,869        163,513,212.41          13.08
13.000% to 13.999%......     5,305        157,275,733.94          12.58
14.000% to 14.999%......     4,143        114,838,693.16           9.19
15.000% to 15.999%......     1,611         42,619,175.54           3.41
16.000% to 16.999%......     1,796         48,910,744.11           3.91
Greater than 16.999%....     2,840         64,770,089.70           5.18
                            ------     -----------------         ------
   Total................    28,866     $1,249,999,553.06         100.00%
                            ======     =================         ======


              Remaining Months to Maturity of Combined Contracts


                            Number of       Aggregate      % of Contract Pool by
                            Contracts   Principal Balance  Outstanding Principal
Months Remaining             as of        Outstanding         Balance as of
As of Cut-off Date        Cut-off Date as of Cut-off Date     Cut-off Date
------------------        ------------ ------------------ ---------------------
Less than 31............        56     $      243,184.34           0.02%
31 to 60................       772          7,689,572.50           0.61
61 to 90................       507          6,915,119.41           0.55
91 to 120...............     2,433         37,803,019.03           3.02
121 to 150..............       355          7,242,368.09           0.58
151 to 180..............     3,178         72,241,147.02           5.78
181 to 210..............        13            403,809.23           0.03
211 to 240..............     3,705        107,642,874.99           8.61
241 to 270..............         5            208,094.47           0.02
271 to 300..............     2,806         97,825,441.94           7.83
301 to 330..............         4            198,241.35           0.02
331 to 360..............    15,032        911,586,680.69          72.93
                            ------     -----------------         ------
   Total................    28,866     $1,249,999,553.06         100.00%
                            ======     =================         ======